Exhibit 10.1
OMNIBUS REMOVAL AND APPOINTMENT AGREEMENT
This Omnibus Removal and Appointment Agreement (this “Agreement”) is entered into as of August 14, 2026, by and among Wilmington Trust, National Association (“Wilmington Trust”), as the existing Administrative Agent and the existing Collateral Agent (in such capacities, the “Existing Agent”) under the Credit Agreements (as defined below) and the other Credit Documents (as defined below), U.S. Bank Trust Company, National Association (“USBTCNA”), as the Successor Administrative Agent (as defined below), U.S. Bank National Association (“U.S. Bank”), as the Successor Collateral Agent (as defined below), NRG THW GT LLC, a Delaware limited liability company (the “Tarzan Borrower”), NRG Cedar Bayou 5 LLC, a Delaware limited liability company (the “Mushu Borrower”), and NRG Greens Bayou 6 LLC, a Delaware limited liability company (the “Nala Borrower” and, together with the Tarzan Borrower and the Mushu Borrower, the “Borrowers” and each a “Borrower”). Capitalized terms used and not defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreements or the other Credit Documents (as applicable).
RECITALS
WHEREAS, the Tarzan Borrower, the Public Utility Commission of Texas (the “Lender”), and the Existing Agent have entered into that certain Credit Agreement, dated as of July 31, 2025, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 19, 2026, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of June 30, 2026 (as further amended, restated, amended and restated, supplemented or otherwise modified and as in effect immediately prior to the Effective Date (as defined below), the “Tarzan Credit Agreement”);
WHEREAS, the Mushu Borrower, the Lender, and the Existing Agent have entered into that certain Credit Agreement, dated as of September 26, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified and as in effect immediately prior to the Effective Date, the “Mushu Credit Agreement”);
WHEREAS, the Nala Borrower, the Lender, and the Existing Agent have entered into that certain Credit Agreement, dated as of November 20, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified and as in effect immediately prior to the Effective Date, the “Nala Credit Agreement”, and, together with the Tarzan Credit Agreement and the Mushu Credit Agreement, the “Credit Agreements” and each a “Credit Agreement”);
WHEREAS, pursuant to (i) the Notice of Removal of Administrative Agent and Collateral Agent — NRG THW GT LLC Credit Agreement, dated as of June 3, 2026 (the “Tarzan Agency Termination Letter”), delivered by the Tarzan Borrower, (ii) the Notice of Removal of Administrative Agent and Collateral Agent — NRG Cedar Bayou 5 LLC Credit Agreement, dated as of June 3, 2026 (the “Mushu Agency Termination Letter”), delivered by the Mushu Borrower, and (iii) the Notice of Removal of Administrative Agent and Collateral Agent — NRG Greens Bayou 6 LLC Credit Agreement, dated as of June 3, 2026 (the “Nala Agency Termination Letter”, and, together with the Tarzan Agency Termination Letter and the Mushu Agency Termination Letter, the “Agency Termination Letters”), delivered by the Nala Borrower, the Borrowers notified the Existing Agent of its removal as Administrative Agent and Collateral Agent under the Credit Agreements and the Credit Documents (as defined in each of the Credit Agreements, the “Credit Documents”) pursuant to Section 9.5 (Successor Agent) of each Credit Agreement; and
WHEREAS, pursuant to Section 9.5 (Successor Agent) of the Credit Agreements, the Lender has the right to appoint USBTCNA as successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) and U.S. Bank as successor Collateral Agent (in such capacity, the “Successor Collateral Agent” and together with the Successor Administrative Agent in such capacities, the “Successor Agents”) under the Credit Agreements and under the other Credit Documents and so desires to appoint

USBTCNA as Successor Administrative Agent and U.S. Bank as Successor Collateral Agent, and USBTCNA and U.S. Bank, respectively, wish to accept such appointment;.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
1.    Agency Removal and Appointment.
(a)As of the Effective Date: (i) the Existing Agent is hereby removed as Administrative Agent and Collateral Agent as provided under Section 9.5 (Successor Agent) of the Credit Agreements and, except as otherwise set forth herein shall have no further rights, powers, duties, discretion, privileges and obligations under the Credit Documents in such capacities, from which it shall be discharged pursuant to this Agreement and Section 9.5 (Successor Agent) of the Credit Agreements; (ii) in accordance with Section 9.5 (Successor Agent) of the Credit Agreements, the Lender hereby appoints USBTCNA as successor Administrative Agent and U.S. Bank as successor Collateral Agent under the Credit Agreements and the other Credit Documents; (iii) USBTCNA hereby accepts its appointment as successor Administrative Agent and U.S. Bank hereby accepts its appointment as successor Collateral Agent under the Credit Agreements pursuant to Section 9.5 (Successor Agent) of each Credit Agreement; (iv) the Successor Agents are not assuming any liability under or related to the Credit Documents that may have arisen or accrued prior to the Effective Date, or for any and all claims under or related to the Credit Documents that may have arisen or accrued prior to the Effective Date, (v) the Successor Agents shall bear no responsibility or liability for any actions taken or omitted to be taken by the Existing Agent prior to the Effective Date under the Credit Agreements and the other Credit Documents (including, without limitation, calculations, determinations, or distributions made under the Credit Documents by the Existing Agent on or prior to the Effective Date); and (vi) the Existing Agent shall bear no responsibility (A) for any actions taken or omitted to be taken by the Successor Agents on or after the Effective Date under the Credit Agreements and the other Credit Documents and (B) for any action taken hereunder at the request or direction of the Successor Agents other than as expressly authorized herein; provided, however, that the foregoing is not intended to limit, nor shall it be construed as limiting, any rights, privileges or protections in favor of the Existing Agent or the Successor Agents under Article 9 (Agents; Substitution) of the Credit Agreements and Sections 11.4 (Costs, Expenses and Attorneys’ Fees), 11.11 (Limitation on Liability) and 11.12 (Indemnity) of the Credit Agreements and any equivalent expense reimbursement, limitation of liability and indemnity provisions or any other provisions that expressly survive the removal of the Administrative Agent or Collateral Agent under the other Credit Documents.
(b)Subject to the provisions of the immediately preceding clause (a), the Successor Administrative Agent and the Successor Collateral Agent succeed to, and becomes vested with, all of the rights, powers, privileges and duties of the Administrative Agent and the Collateral Agent, respectively, under each of the Credit Documents, including, without limitation, the rights, powers, privileges and duties provided for in Article 9 (Agents; Substitution) and Sections 11.4 (Costs, Expenses and Attorneys’ Fees), 11.11 (Limitation on Liability) and 11.12 (Indemnity) of the Credit Agreements, and the Existing Agent is discharged from all of its duties and obligations as Administrative Agent and Collateral Agent under the Credit Agreements and the other Credit Documents (other than any duties or obligations that are expressly stated to survive the removal of the Existing Agent), in each case, as of the Effective Date. Each of the Successor Administrative Agent and the Successor Collateral Agent hereby acknowledges that it has, independently and without reliance upon the Existing Agent or any of its affiliates, made its own decision to enter into this Agreement and the transactions contemplated hereby.
(c)As of the Effective Date, all of the provisions of the Credit Agreements that are expressly stated to survive agent removal, including, without limitation, Article 9 (Agents; Substitution) and Sections 2.4.4(a) (Taxes), 11.4 (Costs, Expenses and Attorneys’ Fees), 11.11 (Limitation on Liability), 11.12

(Indemnity), 11.13 (Waiver of Jury Trial) and 11.14 (Consent to Jurisdiction), in each case, of the Credit Agreements (and any equivalent provisions of the other Credit Documents), to the extent they pertain to the Existing Agent, continue in effect for the benefit of the Existing Agent, its sub-agents and their respective Affiliates in accordance with the Credit Agreements (and the other Credit Documents) in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent or as Collateral Agent. In addition, each of Article 9 (Agents; Substitution) and Sections 11.4 (Costs, Expenses and Attorneys’ Fees), 11.11 (Limitation on Liability) and 11.12 (Indemnity) of the Credit Agreements (and any equivalent provisions of the other Credit Documents) applies in all respects to this Agreement for the benefit of the Existing Agent, the Successor Agents and each of their respective sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them in connection with this Agreement or the transactions contemplated hereby.
2.    Concerning Fees; Interest.
(a)Each Borrower shall pay to Wilmington Trust all reasonable and documented out-of-pocket costs expenses (including the reasonable and documented costs and expenses of counsel), in its capacity as Existing Agent, through and including the Effective Date.
(b)For the avoidance of doubt, from and after the Effective Date, Wilmington Trust shall not be entitled to any further agent fees pursuant to its respective Agency Fee Letter with respect to each Credit Agreement.
(c)Each Borrower shall pay to the Successor Agents all of their reasonable and documented out-of-pocket costs expenses (including the reasonable and documented costs and expenses of counsel) through and including the Effective Date in connection with this Agreement and the transactions contemplated hereby.
(d)The Successor Agents shall be entitled to the payment of the agency fees set forth in (i) that certain fee letter, dated August 14, 2026, between USBTCNA, U.S. Bank and the Tarzan Borrower (as amended, restated, supplemented or otherwise modified from time to time, the “Tarzan U.S. Bank Fee Letter”), (ii) that certain fee letter, dated August 14, 2026, between USBTCNA, U.S. Bank and the Mushu Borrower (as amended, restated, supplemented or otherwise modified from time to time, the “Mushu U.S. Bank Fee Letter”), and (iii) that certain fee letter, dated August 14, 2026, between USBTCNA, U.S. Bank and the Nala Borrower (as amended, restated, supplemented or otherwise modified from time to time, the “Nala U.S. Bank Fee Letter”, and, together with the Tarzan U.S. Bank Fee Letter and the Mushu U.S. Bank Fee Letter, the “U.S. Bank Fee Letters”, and each a “U.S. Bank Fee Letter”), and each Borrower hereby agrees to pay to the Successor Agents such agency fees as and when due under their respective U.S. Bank Fee Letter in accordance with its terms. Each U.S. Bank Fee Letter shall constitute a Credit Document, and the agency fees payable thereunder shall constitute Obligations secured equally and ratably by the Collateral.
(e)In the event that, on or after the Effective Date, the Existing Agent receives any amounts paid by or on behalf of or owing to any Borrower Party in respect of any Credit Document or any Obligations (other than amounts for the Existing Agent’s fees and expenses), the Existing Agent agrees that such amounts shall be held in trust for the benefit of the Successor Agents and the Existing Agent shall promptly remit all such amounts to the Successor Administrative Agent (without any set-off or counterclaim) for payment to the person entitled thereto.
(f)Schedule 1 hereto sets forth, as of the Effective Date (a) the accrued and unpaid interest payable on the Loans under each Credit Agreement, and (b) the outstanding aggregate principal amount of the Loans under each Credit Agreement.

AMERICAS 133791397

3.    Credit Documents. From and after the Effective Date, USBTCNA and U.S. Bank shall be, and shall be deemed to be, the Administrative Agent and the Collateral Agent, respectively, under the Credit Agreements and the other Credit Documents. In furtherance of the foregoing, (i) all defined terms referencing Wilmington Trust as the Administrative Agent and the Collateral Agent in the Credit Agreements and the other Credit Documents shall be deemed to reference USBTCNA and U.S. Bank as the Administrative Agent and the Collateral Agent, respectively, thereunder and (ii) all references to each Agency Fee Letter in each Credit Agreement shall be deemed to refer to the applicable U.S. Bank Fee Letter from and after the Effective Date.
4.    Address for Notices; Payments.
(a)As of the Effective Date, the address of “Administrative Agent” for the purposes of Section 11.1 (Addresses) to the Credit Agreements shall be as follows:
U.S. Bank Trust Company, National Association
214 N Tryon Street, 26th Floor
Charlotte, NC 28202
Attn: James A. Hanley
E-mail: ty.jordan@usbank.com
(b)As of the Effective Date, the address of “Collateral Agent” for the purposes of Section 11.1 (Addresses) to the Credit Agreements shall be as follows:
U.S. Bank National Association
1 California St., 26th Floor
San Francisco, CA 94111
Attention: Ty Jordan
E-mail: ty.jordan@usbank.com

(c)Pursuant to the Credit Agreements, payments shall be made by wire transfer in accordance with the following wire transfer instructions of the Administrative Agent, or as otherwise designated to the Borrowers pursuant to the terms of the Credit Agreements:
Bank Name: U.S. Bank, as Administrative Agent
ABA Number:
SWIFT Code:
Account Name:
Account Number:
5.    Representations and Warranties.
(a)    Wilmington Trust hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement. For the avoidance of doubt, neither the Existing Agent nor any of its Affiliates has made or shall be deemed to have made any representation or warranty except those expressly set forth in this Section 5(a).

(b)Each of USBTCNA and U.S. Bank hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement. For the avoidance of doubt, neither Successor Agent nor any of its respective Affiliates has made or shall be deemed to have made any representation or warranty except those expressly set forth in this Section 5(b).
(c)Each Borrower represents and warrants to the Existing Agent and the Successor Agents that it is duly authorized to enter into and has duly executed and delivered this Agreement and that this Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms.
(d)Each Borrower represents and warrants that Schedule 2 hereto contains a complete list of all possessory Collateral held by the Existing Agent (or a sub-agent on its behalf) prior to the Effective Date.
(e)The Successor Agents acknowledge that the Existing Agent has not made any representation or warranty to the Successor Agents as to whether any Default or Event of Default currently exists, the financial condition of the Borrowers or any of their Subsidiaries or the value, collectability or realization of any Collateral or any Obligations or as to the legality, validity, enforceability, perfection or priority of any Obligations or the Collateral. The Successor Agents acknowledge that they have made, to the extent determined by them to be necessary or prudent, their own independent investigation and determination of the foregoing matters and all other matters pertaining to their appointment as Administrative Agent or Collateral Agent (as applicable) under the Credit Agreements and the other Credit Documents.
6. Conditions Precedent to Effectiveness. This Agreement shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied:
(a)    each of the Existing Agent, the Successor Agents, the Lender and the Borrowers shall have executed and delivered to the Existing Agent and the Successor Agents this Agreement;
(c)USBTCNA and U.S. Bank shall have received from the Borrowers duly executed counterparts of the U.S. Bank Fee Letters in the form agreed between USBTCNA and U.S. Bank and each respective Borrower, and USBTCNA and U.S. Bank shall have received payment in immediately available funds all fees required to be paid on the Effective Date under the U.S. Bank Fee Letters;
(d)the Existing Agent shall have delivered to the Successor Administrative Agent a copy of the Register referenced in Section 2.1.9 (Register) of each Credit Agreement;
(e)each of the Existing Agent and the Successor Agents shall have received payment for their respective fees and expenses in accordance with Section 2 hereof;
(f)the Existing Agent shall have executed and delivered to the Successor Collateral Agent assignments with respect to each Deed of Trust (each an “Assignment of Deed of Trust”), in proper form to be recorded or registered within the real property records of the applicable counties within the State of Texas;
(g)the Borrowers shall have delivered updated insurance certificates and endorsements with respect to their insurance policies naming the Successor Collateral Agent as additional insured or lender’s loss payee, as applicable; and

(h)    the Borrowers shall have delivered to the Successor Agents copies of the Credit Agreements and the Credit Documents with respect to each Credit Agreement listed in Schedules 4, 5, and 6 hereto.
7.    Further Assurances.

(a)Without limiting their obligations in any way under any of the Credit Documents, each Borrower reaffirms and acknowledges its obligations to the Successor Agents with respect to the Credit Agreements and the other Credit Documents and that the delivery of any agreements, instruments or any other document and any other actions required to be taken by the Credit Documents that were subject to the consent or satisfaction of the Existing Agent, shall after the Effective Date be subject to the consent and satisfaction, as applicable, of the Successor Agents.
(b)Each Borrower and the Existing Agent agrees that, following the Effective Date, it shall furnish and/or execute and deliver, as applicable, at each Borrower’s expense, additional releases, amendment or termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Agents in order to effect and evidence more fully the matters covered hereby.
(c)The Existing Agent authorizes the Borrowers and the Successor Agents (and their respective counsel) to prepare and file such UCC financing statements and amendments under the Uniform Commercial Code in the offices and jurisdictions that the Borrowers deem necessary or appropriate to effectuate the intent and purposes of this Agreement (including, but not limited to, with respect to those UCC financing statements listed on Schedule 3 hereto). The parties acknowledge and agree that all fees, costs and expenses of the Existing Agent and the Successor Agents that are required to be paid pursuant to this Agreement, the Credit Agreements or any other Credit Document are Obligations under the Credit Agreements. Such UCC financing statements shall be filed by the Borrowers (or their counsel) no later than five (5) Business Days following the Effective Date, and evidence of filing shall be delivered to the Lender and Successor Agents promptly upon receipt thereof.
(d)The Existing Agent shall use commercially reasonable efforts to deliver to the Successor Collateral Agent the items set forth on Schedule 2 hereto at its address set forth in Section 4(b) hereto no later than thirty (30) Business Days following the Effective Date. Until all possessory Collateral, Liens, and UCC financing statements naming the Existing Agent as secured party have been actually transferred to the Successor Collateral Agent or amended of record to reflect the Successor Collateral Agent as secured party, the Existing Agent shall hold all such possessory Collateral, Liens, and UCC financing statements solely as bailee for and on behalf of the Secured Parties for the limited purpose of maintaining the perfection and priority of the Liens of the Secured Parties in the Collateral. The Existing Agent's role as bailee pursuant to this Section 7(d) is solely ministerial, and the Existing Agent shall have no obligation in such capacity beyond the custody and preservation of such possessory Collateral and shall not be required to take any action except as expressly directed in writing by the Successor Collateral Agent (acting at the direction of Lender). Upon the completion of all such transfers and amendments of record, the bailee arrangement established pursuant to this Section 7(d) shall automatically terminate without further action of any party.
(e)Each Assignment of Deed of Trust shall be duly recorded or registered within the real property records of the applicable counties within the State of Texas, and each Borrower shall deliver evidence of such recordation to the Lender and Successor Agents within thirty (30) days of the Effective Date.

(f)Each Borrower shall deliver to the Successor Agents within five (5) Business Days after the Effective Date evidence that (x) any notices required to be delivered to counterparties to Major Project Documents regarding the removal of the Existing Agent and appointment of the Successor Agents and (y) notices of assignment from the Existing Agent to the Successor Collateral Agent under the Control Agreements have, in each case, been delivered to such counterparties or the Depositary Bank, as applicable.
(g)The Existing Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Existing Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and shall not incur any liability for relying thereon. Without limiting the foregoing, it is understood and agreed that (i) the Existing Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any information with respect to the Lender provided by the Lender and (ii) except to the extent expressly set forth in Section 5(a) above, any information heretofore or hereafter provided by the Existing Agent to the Successor Agents is being provided without any representation or warranty by the Existing Agent. The Existing Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts, absent the gross negligence or willful misconduct of the Existing Agent in taking or not taking such action (as determined by a court of competent jurisdiction in a final and non-appealable judgment).
8.Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Existing Agent, the Successor Agents, the Lender and the Borrower Parties.
9.Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
10.Headings. The paragraph headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
11.Interpretation. This Agreement is a Credit Document for the purposes of the Credit Agreements.
12.Reaffirmation; Confirmation of Guaranties. Each Borrower hereby expressly acknowledges and confirms, both before and after giving effect to this Agreement, that it is bound by each of the Credit Documents to which it is a party by virtue of its having been a signatory thereto. The Credit Documents (as amended or modified hereby) (and the Liens and security interests granted pursuant thereto) shall remain in full force and effect and are hereby reaffirmed and confirmed in all respects. Nothing herein is intended to constitute a novation of the Obligations. Each Borrower (on its own behalf and on behalf of its other Borrower Parties) hereby affirms and confirms its prior pledges, grants, assignments, hypothecations, transfers and deliveries of security interests in the Collateral, and confirms that after giving effect to this Agreement (subject to any filings, including any amendment or termination statements that may be required to reflect the change from the Existing Agent to the Successor Collateral Agent), all Liens in the Collateral shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Secured Parties. Nothing in this Agreement is intended by any party, or may be construed by any party, to affect the continuing validity, perfection or priority of the Liens granted pursuant to the Collateral Documents or any other Credit Document, with respect to the Collateral. Further, each Borrower hereby confirms that (a) the obligations of such Borrower under the Credit Documents to which it is a party constitute Obligations, and (b) notwithstanding the effectiveness of the terms hereof, the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
    13.    No Waiver. This Agreement is entered into pursuant to Section 9.5 (Successor Agent) of the Credit Agreements. Except to the extent set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender or the Administrative Agent or the Collateral Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents or of any Default or Event of Default.
    14.    Amendment. Any term of this Agreement may be amended or waived only with the consent of all parties to this Agreement, and any such amendment or waiver will be binding on all parties.
    15.    APPLICABLE LAW; WAIVER OF JURY TRIAL.
(a)THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
(b)EACH BORROWER, THE EXISTING AGENT AND EACH SUCCESSOR AGENT WAIVES TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH SUCH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 15(b).
    16.    Submission to Jurisdiction; Consent to Service of Process. This Agreement is subject to the provisions of Sections 11.14(a) and (c) (Consent to Jurisdiction) of the Credit Agreements relating to submission to jurisdiction and consent to service of process, the provisions of which are by this reference incorporated herein in full.
    17.    Immunity. The State of Texas and the Lender do not waive sovereign immunity by entering into this Agreement and specifically retain immunity and all defenses available to them under the U.S. Constitution, the laws of the State of Texas and the common law.
[Signature Pages Follow]

________________________IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Existing Agent
By: /s/ Jessica A. Jankiewicz
Name: Jessica A. Jankiewicz
Title: Vice President
[Signature Page to Omnibus Agency Removal and Appointment Agreement (U.S. Bank)]

U.S. BANK NATIONAL ASSOCIATION, as Successor Collateral Agent
By: /s/Ty Jordan
Name: Ty Jordan
Title: Vice President
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Successor Administrative Agent
By: /s/ James A. Hanley
Name: James A. Hanley
Title: Senior Vice President

[Signature Page to Omnibus Agency Removal and Appointment Agreement (U.S. Bank)]

NRG THW GT LLC
By:     /s/ Jean-Pierre Breaux
Name: Jean-Pierre Breaux
Title:    VP & Treasurer
NRG CEDAR BAYOU 5 LLC
By:     /s/ Jean-Pierre Breaux
Name: Jean-Pierre Breaux
Title:    VP & Treasurer
NRG GREENS BAYOU 6 LLC
By:     /s/ Jean-Pierre Breaux
Name: Jean-Pierre Breaux
Title:    VP & Treasurer
[Signature Page to Omnibus Agency Removal and Appointment Agreement (U.S. Bank)]

PUBLIC UTILITY COMMISSION OF TEXAS, as Lender
By: /s/ Connie Corona
Name: Connie Corona
Title: Executive Director

[Signature Page to Omnibus Agency Removal and Appointment Agreement (U.S. Bank)]

Schedule 1

Schedule 2

Possessory Collateral

Schedule 3
UCC Filings

Schedule 4
Tarzan Credit Documents

Schedule 5
Mushu Credit Documents

Schedule 6
Nala Credit Documents